UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 12, 2025

Entero Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37853	46-4993860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 502 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 589-7020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENTO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Termination of James Sapirstein as Chief Executive Officer

On February 12, 2025, the Board of Directors (the “Board”) of Entero Therapeutics, Inc. (the “Company”) terminated James Sapirstein as Chief Executive Officer of the Company, without cause, effective immediately. Mr. Sapirstein’s termination is not due to any disagreement with the Company regarding its financial reporting, policies or practices.

Appointment of Richard Joel Paolone as Interim Chief Executive Officer and Chairman of the Board

On February 12, 2025, Richard Joel Paolone was appointed to serve as Interim Chief Executive Officer of the Company and Chairman of the Board, effective immediately. Mr. Paolone will continue to serve as a director on the Board of the Company.

Mr. Paolone, age 34, is a Toronto-based securities lawyer where his work focuses on securities, corporate finance, and mergers and acquisitions. He has a wide range of corporate experience from representing companies in private and public offerings of debt and equity securities. In June 2020, Mr. Paolone founded Paolone Law Professional Corporation, where he has been the principal since such date. From February 2019 to October 2019, and again from September 2020 to January 2021, Mr. Paolone was a director of Evolution Global Frontier Ventures Corp. (formerly Ascension Exploration Inc.), a company that is listed on the Canadian Securities Exchange. Mr. Paolone also serves as Director and CEO of several private and reporting companies. Since February 2019, Mr. Paolone has also been the CEO and director of Rotonda Ventures Corp., a public company in Canada. Since February 2021, Mr. Paolone has also been the CEO, CFO, and director of Republic Goldfields Inc., a public company in Canada. Also, since February 2021, Mr. Paolone has been the CEO, CFO, and director of Emerald Isle Resources Inc., a public company in Canada. Since April 2022, Mr. Paolone has also served as a director of Critical Infrastructure Technologies Ltd., a mining technology company listed on the Canadian Securities Exchange. Since December 2022, Mr. Palaone has also served as a director of SBD Capital Inc., a company listed on the Canadian Securities Exchange. Since June 2023, Mr. Paolone has also served as a director of Xander Resources Inc., a mining company listed on the Canadian Securities Exchange. Since November 2023, he has also served as a director of Ashington Innovations Plc., a special purpose acquisition company listed on London Stock Exchange. Since September 2024, Mr. Paolone has served on the board of Safe Supply Streaming Co Ltd., an investment issuer listed on the Canadian Securities Exchange. Since September 2024, Mr. Paolone has also served on the board of iSpecimen Inc., a healthcare technology company listed on Nasdaq. Since May 2019, he has served as a director of Red Pine Petroleum Ltd., a company listed on the Toronto Stock Exchange, and also served as its CEO from October 2020 until September 2021. Mr. Paolone has been integral to multiple mergers and acquisitions and reverse takeover transactions in the industries of mining, cannabis, carbon credits, oil and gas, technology, and plant-based food. Mr. Paolone holds a B.A. in criminal justice from Mount Royal University and a J.D. from Bond University. He is a licensed barrister and solicitor lawyer in Ontario.

There are no arrangements or understandings between Mr. Paolone and any other persons pursuant to which he was selected as an officer of the Company. There are also no family relationships between Mr. Paolone and any director or executive officer of the Company, and Mr. Paolone does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Paolone’s compensation as Interim Chief Executive Officer will be determined at a later time.

Appointent of Mr. Eric Corbett as a member on the committees of the Board:

In connection with and effective concurrently with his appointment as the Company’s Interim Chief Executive Officer, Mr. Paolone ceased to serve as an independent director on the Board and as a member of the Audit Committee, Corporate Governance and Nominating Committee and the Compensation Committee of the Board. In place of Mr. Paolone, Mr. Eric Corbett was appointed as a member of the Audit Committee, a member and Chair of the Corporate Governance and Nominating Committee and a member of the Compensation Committee.

Pursuant to the aforementioned items discussed in this Item 5.02, the committees of the Board of Directors of the Company are expected to comprise of the following:

(a)	Audit Committee: (i) Ed Borkowski (Chair and Audit Committee Financial Expert); (ii) Manpreet Uppal; and (iii) Eric Corbett.

(b)	Corporate Governance and Nominating Committee: (i) Eric Corbett (Chair); (ii) Ed Borkowski; and (iii) Manpreet Uppal.

(c)	Compensation Committee: (i) Ed Borkowski (Chair); (ii) Manpreet Uppal; and (iii) Eric Corbett.

Item 7.01 Regulation FD Disclosure.

On February 14, 2025, the Company issued a press release announcing Mr. Paolone’s appointment as Interim Chief Executive Officer. The press release is attached hereto as Exhibit 99.1.

The information furnished in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 14, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entero Therapeutics, Inc.

February 14, 2025	By:	/s/ Richard Joel Paolone
	Name:	Richard Joel Paolone
	Title:	Interim Chief Executive Officer